FORWARD FUNDS

Supplement dated October 30, 2015

to the

Forward EM Corporate Debt Fund Investor Class and Institutional Class Summary Prospectus,

Forward EM Corporate Debt Fund Class C and Advisor Class Summary Prospectus, Forward Funds

Investor Class and Institutional Class Prospectus, and Forward Funds Class A, Class B,

Class C and Advisor Class Prospectus

each dated May 1, 2015, as supplemented

IMPORTANT NOTICE REGARDING CHANGES IN PRINCIPAL

INVESTMENT STRATEGIES, PRINCIPAL RISKS AND PORTFOLIO MANAGEMENT

The following information applies to the Forward EM Corporate Debt Fund (the “Fund”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on September 22-23, 2015, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Fund: (i) changes to the Fund’s principal investment strategies and principal risks; and (ii) a change to the Fund’s portfolio management team. On or about October 30, 2015, the Fund will file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting these changes. This filing is subject to review by the SEC. It is currently expected that these changes will become effective on or about January 4, 2016. Accordingly, effective on or about January 4, 2016, the following changes will be reflected in the Fund’s registration statement:

Changes to the Principal Investment Strategies

The Fund’s principal investment strategies will be revised to read as follows:

Under normal conditions, the Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in a diversified portfolio of fixed income securities of companies located in emerging market countries. Such fixed income investments may be represented by derivative instruments. The Fund seeks to capitalize on inefficiencies in the emerging market corporate bond market.

Forward Management, LLC (“Forward Management” or the “Advisor”) employs a multi-step process to identify investments for the Fund. Investment ideas originate from the portfolio managers’ ongoing coverage of primary and secondary corporate debt markets as well as from extensive industry contacts. The Advisor employs a thematic approach to portfolio construction through the analysis of political, demographic and macroeconomic risks. The Advisor uses country and global macroeconomic themes to identify industries and countries that are expected to outperform. The Advisor then selects individual securities within these industries and countries. Following the identification of a potential investment, the Advisor conducts an in-depth fundamental investment analysis. The Advisor’s fundamental analysis will generally be tailored to the perceived risk profile of the potential investment, and will typically involve specific quantitative and qualitative assessments of multiple factors, including a company’s business model, market position, operating strength, cash flow, general financial condition, and funding prospects. The Advisor also analyzes the technical factors (including the types of other investors who own the security and events that may cause other investors to sell the security). The Advisor adjusts its weighting of a particular security’s fundamental and technical factors based on the Advisor’s view of the security’s risks. The Advisor believes that during certain market conditions, technical factors may have a greater influence on the price of emerging market securities than fundamental factors. The Advisor continually monitors the Fund’s holdings and will sell an investment when it fails to perform as expected or when it identifies more attractive opportunities.

The Fund may employ leveraged investment techniques to increase the Fund’s exposure to specific investment opportunities, including the use of a credit line and delayed delivery and forward commitment transactions, such as repurchase and reverse repurchase agreements, as well as credit default swaps, currency swaps and interest rate swaps. The Fund may engage in these transactions to obtain both long and short investment exposures. The Fund may also sell securities short in an amount up to 20% of the Fund’s net asset value. The Fund may borrow money in an amount up to one-third of its assets for investment or other purposes.

The Fund’s investments may include, but are not limited to, the following: public and private investment grade, non-investment grade and unrated debt securities; loans; limited partnership units; equities; options; convertible or perpetual debt; credit default swaps of corporate issuers or indices; futures contracts; and exchange-traded funds (“ETFs”) that provide exposure to fixed income securities of issuers in emerging market countries. The Fund may invest without limitation in derivatives to seek to achieve investment returns consistent with the Fund’s investment objective and for hedging purposes. The Fund may also invest up to 20% of its net assets in the sovereign debt of emerging market countries. The Fund may enter into forward foreign currency exchange contracts and other instruments linked to foreign currency exchange rates. The Fund may also engage in transactions that seek to hedge interest rate risk.

The Fund normally invests its assets among at least ten emerging market countries throughout the world. The Fund normally limits its investment in any one emerging market country to no more than 35% of the Fund’s net assets at time of purchase, and the Fund normally limits its investment in any one issuer to no more than 5% of the Fund’s net assets at the time of purchase. Although the Fund primarily invests its assets in securities that have been rated by at least one major international credit rating agency, the Fund may invest without limitation in unrated securities, including defaulted loans and bonds. The Fund will normally maintain its portfolio duration within a range of plus or minus four years of the Fund’s benchmark, the Credit Suisse Emerging Market Corporate Bond Index (the “Benchmark”).

Addition of Principal Risks

Pursuant to the Fund’s revised principal investment strategies, the Fund will be subject to the following additional principal risk:

Short Sales: While short sales can be used to further the Fund’s investment objective, under certain market conditions they can increase the volatility of the Fund and may lower the Fund’s return or result in losses, which potentially may be unlimited. The Fund may not be able to close out a short position at an acceptable time or price because it has to borrow the securities to effect the short sale and, if the lender demands that the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities in the open market. Because of the leveraging aspect of short selling (i.e., borrowing securities for the purpose of selling them to another party), adverse changes in the value of securities sold short can result in losses greater than the proceeds obtained by the Fund in the short sale, and may cause the Fund’s share price to be volatile.

Change to the Portfolio Management Team

David C. Hinman, CFA, Senior Portfolio Manager, and James P. Sivco, CFA, Senior Portfolio Manager, will comprise the Fund’s investment team. Mr. Hinman will be responsible for leading the investment team.

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Once the changes to the Fund’s principal investment strategies, principal risks and portfolio management team become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s principal investment strategies, principal risks and portfolio management team. Please read the prospectus carefully.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP EMCD 10302015